Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2007	2006	2007	2006
Net revenue	$192,491	$183,270	$368,040	$346,883
Operating expenses:
Personnel expense	61,356	65,023	118,531	117,516
Medical supplies expense	50,649	51,671	98,819	97,865
Bad debt expense	15,445	15,555	29,276	28,610
Other operating expenses	37,323	35,385	73,788	71,173
Depreciation	8,772	8,647	17,641	17,205
Amortization	127	252	379	504
Loss (gain) on disposal of property, equipment and other assets	802	(38)	859	59

Total operating expenses	174,474	176,495	339,293	332,932

Income from operations	18,017	6,775	28,747	13,951
Other income (expenses):
Interest expense	(5,768)	(8,384)	(13,226)	(16,305)
Loss on early extinguishment of debt	(662)	(364)	(5,142)	(1,370)
Interest and other income, net	1,808	1,336	4,533	2,733
Equity in net earnings of unconsolidated affiliates	1,482	1,410	2,920	2,475

Total other expenses, net	(3,140)	(6,002)	(10,915)	(12,467)

Income from continuing operations before minority interest, income taxes and discontinued operations	14,877	773	17,832	1,484
Minority interest share of earnings of consolidated subsidiaries	(3,960)	(4,790)	(6,440)	(7,608)

Income (loss) from continuing operations before income taxes and discontinued operations	10,917	(4,017)	11,392	(6,124)
Income tax expense (benefit)	5,106	(1,609)	5,327	(2,451)

Income (loss) from continuing operations	5,811	(2,408)	6,065	(3,673)
Income (loss) from discontinued operations, net of taxes	439	468	(4,711)	400

Net income (loss)	$6,250	$(1,940)	$1,354	$(3,273)

Earnings (loss) per share, basic
Continuing operations	$0.28	$(0.13)	$0.30	$(0.20)
Discontinued operations	$0.02	0.03	$(0.23)	0.02

Earnings (loss) per share, basic	$0.30	$(0.10)	$0.07	$(0.18)

Earnings (loss) per share, diluted
Continuing operations	$0.27	$(0.13)	$0.29	$(0.20)
Discontinued operations	$0.02	0.03	$(0.23)	0.02

Earnings (loss) per share, diluted	$0.29	$(0.10)	$0.06	$(0.18)

Weighted average number of shares, basic	21,019	18,618	20,568	18,559
Dilutive effect of stock options and restricted stock	625	—	634	—

Weighted average number of shares, diluted	21,644	18,618	21,202	18,559

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2007	2006	% Change	2007	2006	% Change
Statement of Operations Data:
Net revenue	$192,491	$183,270	5.0%	$368,040	$346,883	6.1%
Adjusted EBITDA (1)	$29,841	$25,842	15.5%	$50,775	$42,342	19.9%
Income from operations	$18,017	$6,775	165.9%	$28,747	$13,951	106.1%
Income (loss) from continuing operations	$5,811	$(2,408)	341.3%	$6,065	$(3,673)	265.1%
Earnings (loss) per share from continuing operations, basic	$0.28	$(0.13)	315.4%	$0.30	$(0.20)	250.0%
Earnings (loss) per share from continuing operations, diluted	$0.27	$(0.13)	307.7%	$0.29	$(0.20)	245.0%
(1)	See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended March 31,			Six Months Ended March 31,
	2007	2006	% Change	2007	2006	% Change
Selected Operating Data (a):
Number of hospitals	9	9		9	9
Licensed beds ( b )	580	580		580	580
Staffed and available beds ( c )	559	568		559	568
Admissions ( d )	10,674	10,904	(2.1)%	20,404	20,809	(1.9)%
Adjusted admissions ( e )	14,508	14,081	3.0%	27,844	26,977	3.2%
Patient days ( f )	36,961	36,874	0.2%	71,050	70,156	1.3%
Adjusted patient days ( g )	50,011	47,748	4.7%	96,505	90,941	6.1%
Average length of stay (days) ( h )	3.46	3.38	2.4%	3.48	3.37	3.3%
Occupancy ( i )	73.5%	72.1%		69.8%	67.9%
Inpatient catheterization procedures (j)	5,354	5,653	(5.3)%	10,212	10,588	(3.6)%
Inpatient surgical procedures (k)	2,727	2,824	(3.4)%	5,265	5,334	(1.3)%
Hospital net revenue	$177,944	$168,055	5.9%	$339,002	$317,469	6.8%
(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(j)	Inpatient catheterization procedures represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(k)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income (loss) from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and six months ended March 31, 2007 and 2006.

	Three Months Ended March 31,		Six Months Ended March 31,
	2007	2006	2007	2006
		(in thousands)
Income (loss) from continuing operations	$5,811	$(2,408)	$6,065	$(3,673)
Add:
Income tax expense (benefit)	5,106	(1,609)	5,327	(2,451)
Minority interest share of earnings of consolidated subsidiaries	3,960	4,790	6,440	7,608
Equity in net earnings of unconsolidated affiliates	(1,482)	(1,410)	(2,920)	(2,475)
Interest and other income, net	(1,808)	(1,336)	(4,533)	(2,733)
Interest expense	5,768	8,384	13,226	16,305
Loss on early extinguishment of debt	662	364	5,142	1,370
Loss (gain) on disposal of property, equipment and other assets	802	(38)	859	59
Amortization	127	252	379	504
Depreciation	8,772	8,647	17,641	17,205
Share-based compensation expense	2,123	10,206	3,149	10,623

Adjusted EBITDA	$29,841	$25,842	$50,775	$42,342